Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

F-3

ReTo Eco-Solutions, Inc.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Class A shares, no par value	(1)	457(o)		$		$0.0001381	$
Fees to be Paid	Debt	Debt securities	(2)	457(o)				0.0001381
Fees to be Paid	Other	Warrants	(3)	457(o)				0.0001381
Fees to be Paid	Other	Rights	(4)	457(o)				0.0001381
Fees to be Paid	Other	Units	(5)	457(o)				0.0001381
Fees to be Paid	Unallocated (Universal) Shelf		(6)	457(o)		$	$300,000,000.00	0.0001381		$41,430.00

Total Offering Amounts:							$300,000,000.00			41,430.00
Total Fees Previously Paid:										0.00
Total Fee Offsets:										16,405.00
Net Fee Due:										$25,025.00

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Offering Note(s)

(1)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities being registered also include such indeterminate number of securities as may be issued upon exercise, conversion or exchange of other securities. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

The proposed maximum aggregate offering price of each class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of securities pursuant to the General Instruction II.C. of Form F-3 under the Securities Act.

The proposed maximum aggregate offering price has been estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act and reflects the maximum offering price of securities registered hereunder.
(2)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities being registered also include such indeterminate number of securities as may be issued upon exercise, conversion or exchange of other securities. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

The proposed maximum aggregate offering price of each class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of securities pursuant to the General Instruction II.C. of Form F-3 under the Securities Act.

The proposed maximum aggregate offering price has been estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act and reflects the maximum offering price of securities registered hereunder.
(3)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities being registered also include such indeterminate number of securities as may be issued upon exercise, conversion or exchange of other securities. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

The proposed maximum aggregate offering price of each class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of securities pursuant to the General Instruction II.C. of Form F-3 under the Securities Act.

The proposed maximum aggregate offering price has been estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act and reflects the maximum offering price of securities registered hereunder.
(4)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities being registered also include such indeterminate number of securities as may be issued upon exercise, conversion or exchange of other securities. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

The proposed maximum aggregate offering price of each class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of securities pursuant to the General Instruction II.C. of Form F-3 under the Securities Act.

The proposed maximum aggregate offering price has been estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act and reflects the maximum offering price of securities registered hereunder.
(5)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities being registered also include such indeterminate number of securities as may be issued upon exercise, conversion or exchange of other securities. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

The proposed maximum aggregate offering price of each class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of securities pursuant to the General Instruction II.C. of Form F-3 under the Securities Act.

The proposed maximum aggregate offering price has been estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act and reflects the maximum offering price of securities registered hereunder.
(6)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities being registered also include such indeterminate number of securities as may be issued upon exercise, conversion or exchange of other securities. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

The proposed maximum aggregate offering price of each class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of securities pursuant to the General Instruction II.C. of Form F-3 under the Securities Act.

The proposed maximum aggregate offering price has been estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act and reflects the maximum offering price of securities registered hereunder.

Table 2: Fee Offset Claims and Sources

Line Item Type	Registrant or Filer Name	Notes	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rules 457(b) and 0-11(a)(2)
Rule 457(p)
Fee Offset Claims	ReTo Eco-Solutions, Inc.	(1)	F-3	333-267101	08/26/2022		$16,405.00	Unallocated (Universal) Shelf	Ordinary Shares, no par value per share, Preferred Shares, Warrants, Debt securities, Rights, Depositary Shares and Units		$176,971,429.00	$
Fee Offset Sources	ReTo Eco-Solutions, Inc.		F-3	333-267101		08/26/2022							18,540.00

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Rule 457(p) Statement of Withdrawal, Termination, or Completion:

(1)	Pursuant to Rule 457(p) under the Securities Act, the registrant hereby offsets the total registration fee due under this registration statement by $16,405 (calculated at the fee rate in effect at the date of the registrant’s Prior Registration Statement), which represents the portion of the registration fee previously paid with respect to $176,971,429 of unsold securities previously registered under the Prior Registration Statement.